                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           SOVRAN SELF STORAGE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           SOVRAN SELF STORAGE, INC.
                                6467 Main Street
                            Buffalo, New York 14221

Dear Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders on Thursday, May 13, 2004 at The Courtyard by Marriott, 4100 Sheridan Drive, Williamsville, New York 14221. The Annual Meeting will begin promptly at 11:00 a.m. (E.D.T.).

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of six Directors to serve until the 2005 Annual Meeting of Shareholders, "FOR" the amendments to the Sovran Self Storage, Inc. 1995 Outside Directors' Stock Option Plan, "FOR" the amendment to the Deferred Compensation Plan for Directors of Sovran Self Storage, Inc., and "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the 2004 fiscal year.

     The vote of every Shareholder is important. You may vote your shares via the toll free telephone number or via the Internet (see instructions on the enclosed proxy card) or you may sign and date the accompanying proxy card and return it promptly in the postage paid envelope provided. Returning your completed proxy card will not prevent you from voting in person at the meeting should you be present and wish to do so. Please note that the telephone number is available only for calls originating in the United States or Canada. Please take the time to vote. As explained in the Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the meeting.

     If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another Shareholder, please bring written confirmation from the record owner that you are acting as a proxy. If you will need special assistance at the meeting, please contact Sovran Investor Relations at (716) 633-1850.

     The Board of Directors and management look forward to greeting those Shareholders who are able to attend the Annual Meeting.

                                          Sincerely,

                                          DAVID L. ROGERS
                                          Secretary

April 8, 2004

                           SOVRAN SELF STORAGE, INC.
                                6467 Main Street
                            Buffalo, New York 14221

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

TO THE SHAREHOLDERS OF SOVRAN SELF STORAGE, INC.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Sovran Self Storage, Inc. (the "Company") will be held at The Courtyard by Marriott, 4100 Sheridan Drive, Williamsville, New York 14221, on Thursday, May 13, 2004, at 11:00 a.m. (E.D.T.), to consider and take action on the following:

          1. The election of six Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

          2. Amendments to the Sovran Self Storage, Inc. 1995 Outside Directors' Stock Option Plan to (a) provide for the automatic annual grant to non-employee members of the Company's Board of Directors of restricted stock in addition to stock options, (b) reduce the size of the automatic annual grant of stock options from options to purchase 3,500 shares to options to purchase 2,000 shares of the Company's common stock, and (c) change the manner in which the exercise period is determined for future options granted under such plan.

          3. An amendment to the Deferred Compensation Plan for Directors of Sovran Self Storage, Inc. to increase the number of shares of the Company's common stock that may be issued thereunder from 20,000 to 45,000.

          4. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 2004.

          5. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on April 2, 2004 will be entitled to notice of the meeting and to vote at the meeting.

     SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE ENCLOSED OR TO VOTE THEIR PROXY BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD.

                                          By Order of the Board of Directors,

                                          DAVID L. ROGERS
                                          Secretary

Buffalo, New York
April 8, 2004

                           SOVRAN SELF STORAGE, INC.
                                6467 Main Street
                            Buffalo, New York 14221

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sovran Self Storage, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 13, 2004 at 11:00 a.m. (E.D.T.) at The Courtyard by Marriott, 4100 Sheridan Drive, Williamsville, New York 14221, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only Shareholders of record at the close of business on April 2, 2004 are entitled to notice of and to vote at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about April 8, 2004.

     Shareholders of record may vote by (i) attending the meeting, (ii) using the toll-free telephone number shown on the proxy card, (iii) voting via the Internet at the address shown on the proxy card, or (iv) marking, dating, signing and returning the enclosed proxy card. Returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. The proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy (including a telephone or Internet vote) as of a later date, or by attending the Annual Meeting and voting in person.

     The entire cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will reimburse brokerage firms, banks and other securities custodians for their expenses in forwarding proxy materials to their principals. Solicitations other than by mail may be made by officers or by regular employees of the Company without additional compensation.

     Only Shareholders of record at the close of business on April 2, 2004, are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on April 2, 2004, there were issued and outstanding 14,785,974 shares of the Company's common stock ("Common Stock"). Each share of Common Stock has one vote. A majority of shares entitled to vote at the Annual Meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other purposes. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

     THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE PERIOD ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, ON WRITTEN REQUEST TO DAVID L. ROGERS, SECRETARY OF THE COMPANY, AT 6467 MAIN STREET, BUFFALO, NEW YORK 14221.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth for each holder of five percent or more of the Company's outstanding stock, each current Director, each nominee for Director and each of the executive officers named in the Summary Compensation Table and for all Directors and executive officers as a group, information concerning beneficial ownership of Common Stock. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                                                  NUMBER OF SHARES OF
                                                     COMMON STOCK
                                                  BENEFICIALLY OWNED
NAME AND ADDRESS OF                               AS OF APRIL 2, 2004       PERCENT OF
BENEFICIAL OWNERS (1)                                  (2)(3)(4)        COMMON STOCK OWNED
---------------------                             -------------------   ------------------
Cohen & Steers Capital Management, Inc.(5)......        747,000                5.05%
Robert J. Attea.................................        190,923                1.29%
Kenneth F. Myszka...............................        189,955                1.28%
Charles E. Lannon...............................        152,200                1.03%
John E. Burns...................................              0                   *
Michael A. Elia.................................         26,000                   *
Anthony P. Gammie...............................         38,932                   *
David L. Rogers.................................        129,348                   *
Directors and Executive Officers as a Group
  (seven persons)...............................        727,358                4.92%

---------------

 * Represents beneficial ownership of less than 1% of outstanding Common Stock on April 2, 2004.

(1) The address for Cohen & Steers Capital Management, Inc. is 757 Third Avenue, New York, New York 10017. The address for all other owners is c/o Sovran Self Storage, Inc., 6467 Main Street, Buffalo, New York 14221.

(2) Includes 10,055, 10,055, 18,000, 26,000, 26,000 and 10,055 shares of Common
    Stock that may be acquired by Messrs. Attea, Myszka, Lannon, Elia, Gammie and Rogers, respectively, through the exercise, within sixty days, of options granted under the 1995 Award and Option Plan and the 1995 Outside Directors' Stock Option Plan.

(3) Excludes 4,544, 4,544, 4,038 and 2,340 shares of Common Stock issuable to each of Messrs. Burns, Elia, Gammie and Lannon, respectively, in payment of amounts credited to their accounts under the Company's Deferred Compensation Plan for Directors.

(4) Includes 49,786, 44,556 and 44,556 shares of restricted stock as to which the Messrs. Attea, Myszka and Rogers, respectively, have voting power but no investment power.

(5) All information relating to Cohen & Steers Capital Management, Inc. is derived from the Schedule 13G filed by it on February 17, 2004. The Company has not verified this information.

                            1. ELECTION OF DIRECTORS

     It is intended that the proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees for Director named below. Assuming a quorum is present, Directors are elected by a plurality of the affirmative votes cast; accordingly, votes withheld and broker non-votes will have no effect. The nominees proposed are all presently members of the Board.

DIRECTOR INDEPENDENCE

     The Board of Directors has reviewed all transactions or relationships between each director, or any member of his or her immediate family and the Company, its senior management and its independent auditor. Based on this review and as required by the independence standards of the New York Stock Exchange ("NYSE"), the Board of Directors has affirmatively determined that all non-employee directors are independent from management and its independent auditor within the meaning of the NYSE listing standards.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The nominees named herein will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event any nominee becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the Nominating Committee of the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as Directors.

     The following information with respect to business experience of nominees for election to the Board of Directors and the continuing directors has been furnished by the respective directors or nominees or obtained from the records of the Company.

NAME                                   AGE               TITLE AND PRINCIPAL OCCUPATION
----                                   ---               ------------------------------
Robert J. Attea......................  62    Chairman of the Board and Chief Executive Officer since
                                             March 1997.
Kenneth F. Myszka....................  55    President, Chief Operating Officer and Director since
                                             March 1997.
John E. Burns........................  57    Director since 1995. Mr. Burns is President of Altus
                                             Capital, L.L.C., an investment management company. From
                                             1998 through 2000, Mr. Burns was Chairman of Sterling,
                                             a division of National City Bank, which provides tax
                                             and financial counseling services to affluent families.
Michael A. Elia......................  52    Director since 1995. Mr. Elia is President, Chief
                                             Executive Officer and a director of Sevenson
                                             Environmental Services, Inc., from 1984 to March 2002.
Anthony P. Gammie....................  69    Director since 1995. From 1985 through March of 1996,
                                             Mr. Gammie was Chairman of the Board and Chief
                                             Executive Officer of Bowater Incorporated.
Charles E. Lannon....................  56    Director since 1995. Mr. Lannon is the President of
                                             Strategic Capital, Inc., a consulting firm.

EXECUTIVE OFFICERS OF THE COMPANY

NAME                                   AGE                        TITLE
----                                   ---                        -----
Robert J. Attea......................  62    Chairman of the Board and Chief Executive
                                             Officer
Kenneth F. Myszka....................  55    President and Chief Operating Officer
David L. Rogers......................  48    Chief Financial Officer and Secretary

     David L. Rogers. From 1995 to the present, David L. Rogers has served as the Company's Chief Financial Officer and Secretary.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     The Board of Directors held five meetings during the fiscal year ended December 31, 2003. Each incumbent director attended at least 75% of the aggregate total number of meetings held by the Board of Directors and all committees on which he served.

     The Board of Directors has three committees with the principal functions described below. The charter of each committee is posted on the Company's web site at www.sovranss.com. A copy of each charter is available in print to any shareholder upon request to the Company at 6467 Main Street, Buffalo, New York, or by telephone call to the Company at (716) 633-1850.

     Audit Committee. The Audit Committee is composed of Messrs. Burns, Elia and Gammie. The Audit Committee is established to oversee the accounting and financial reporting processes and audits of the financial statements of the Company. The committee assists the Board of Directors in oversight of the quality and integrity of the Company's financial reports, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Company's internal audit function, as well as accounting and reporting processes.

     The Audit Committee is composed entirely of directors who are not employees of the Company and have no relationship to the Company that would interfere with a director's independence from management and the Company, including independence within the meaning of applicable NYSE listing standards. Each member must be "financially literate" under recently revised NYSE listing standards, or become financially literate within a reasonable period of time after appointment. The Securities and Exchange Commission ("SEC") has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "Audit Committee Financial Expert" serving on its audit committee. The Board of Directors has determined that all members of the Audit Committee are financially literate and that Audit Committee member John E. Burns meets the definition of an "Audit Committee Financial Expert."

     The Audit Committee's duties are set forth in its charter, which is attached hereto as Annex A and can be found on the Company's web site at www.sovranss.com. Additional information regarding the Audit Committee and the Company's independent auditor is disclosed in the Report of the Audit Committee below. The Audit Committee held five meetings during the fiscal year ended December 31, 2003. At each of the meetings, the Audit Committee met in private session with the Company's independent auditor and, at one of the meetings, met in private session with the Company's internal auditor.

     Compensation Committee. The Compensation Committee is composed of Messrs. Burns, Elia and Gammie, each of whom is independent within the meaning of applicable NYSE listing standards. The Compensation Committee makes decisions with respect to compensation of executive officers and administers the Company's 1995 Award and Option Plan. The functions of the Compensation Committee are further described below under the caption "Executive Compensation" and in its charter, which can be found on the Company's web site at www.sovranss.com. The Compensation Committee held one meeting during the fiscal year ended December 31, 2003.

     Governance Committee. The Governance Committee of the Board of Directors was recently formed and serves as the Company's nominating committee. The Governance Committee is composed of Messrs. Burns, Elia and Gammie, each of whom is independent within the meaning of applicable NYSE listing standards. This Governance Committee's functions are set forth in its charter, which can be found on the Company's web site at www.sovranss.com, and include assisting the Board of Directors by identifying individuals qualified to become Board members and recommending director nominees for the annual meeting of shareholders, recommending to the Board the Corporate Governance Principles applicable to the Company, leading the Board of Directors in its annual review of the Board's performance, and recommending the Board of Directors' director nominees for each committee. The Governance Committee must annually review the adequacy of its charter and its own performance. The Governance Committee does not have an express policy with regard to consideration of director candidates recommended by shareholders, but it will consider director candidates proposed by shareholders. Those candidates must be highly qualified, exhibiting the experience and expertise required of the Board of Directors' own pool of candidates and interest in the Company's businesses, and also the ability to attend and prepare for Board of Directors, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors. Candidates should represent the interests of all shareholders and not those of a special interest group. A shareholder wishing to nominate a candidate should do so in accordance with the guidelines set forth below under the caption "Proposals of Shareholders for the 2005 Annual Meeting." No meetings of the Governance Committee were held during 2003, as the committee was not yet formed.

     The Report of the Audit Committee that follows, the Audit Committee Charter attached as Annex A to this Proxy Statement, the Compensation Committee Report on page 7 and the Performance Graph on page 10 shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Committee set forth in its charter, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to Shareholder approval, the selection of the Company's independent auditors.

                                          Audit Committee

                                          JOHN E. BURNS, CHAIR
                                          MICHAEL A. ELIA
                                          ANTHONY P. GAMMIE

COMPENSATION OF DIRECTORS

     The Company pays its Directors who are not also officers of the Company an annual fee of $18,000. An additional $2,500 is paid to each chair of the Audit, Compensation and Governance Committees, and an additional $5,000 is paid to each member of the Audit Committee. Outside Directors are also paid a meeting fee of $1,000 for each special meeting attended. In addition, the Company will reimburse all Directors for expenses incurred in attending meetings. Under the Deferred Compensation Plan for Directors, outside Directors may elect to have all or part of their fees credited to a deferred compensation account in the form of Units. The number of Units credited will be equal to the number of shares of Common Stock that could have been purchased using the closing price of Common Stock on the day immediately preceding the date on which the fees were payable. When the Company declares cash dividends on its Common Stock, additional Units will be credited to the deferred compensation accounts based on the reinvestment of the "dividend" on the Units credited to the deferred compensation accounts on the dividend record dates. Amounts credited to the deferred compensation accounts will be paid to Directors in the form of shares of Common Stock, the number of which shares will equal the number of Units credited to the accounts. The Deferred Compensation Plan for Directors is proposed to be amended. See page 13.

     Pursuant to the 1995 Outside Directors' Stock Option Plan, each Director who is not an officer or employee of the Company is granted, effective as of the Director's initial election or appointment, an option to acquire 3,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant, and will, as of the close of each annual shareholders' meeting thereafter, be granted an option to acquire an additional 3,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant. The initial options for 3,500 shares of Common Stock are exercisable one year from the date of grant; the Directors' options awarded annually thereafter vest immediately. The exercise price is payable in cash or by delivery of shares of Common Stock owned by the Director, or a combination of cash and shares. Two Directors exercised options for 40,000 shares of Common Stock during 2003. The 1995 Outside Directors' Stock Option Plan is proposed to be amended. See page 11.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of information furnished to the Company and reports filed through the Company, the Company believes that all
Section 16(a) filing requirements applicable to its Directors, officers and greater-than-10% beneficial owners were complied with during 2003.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board of Directors. During 2003 the Compensation Committee consisted of Messrs. Burns, Elia and Gammie, each of whom is an independent Director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors. No officer or employee of the Company participated in the deliberations of the Compensation Committee or the Board of Directors concerning executive officer compensation.

     The Company retains a compensation consulting firm to review the Company's executive compensation program, evaluate its competitiveness and make recommendations that would enable the Company to motivate and retain top executives with a view to maximizing Shareholder value. The consulting firm focused on base salary, annual incentives and long-term incentives and utilized published survey data and information from a peer group of companies in the public storage REIT industry. The Compensation Committee used the advice of the consulting firm, as well as other relevant information, as the basis for its decisions on executive compensation in 2003.

     The Company's executive compensation policies are to provide competitive levels of compensation that integrate pay with the Company's performance goals, reward profitability, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In 2003, these policies were carried out through the compensation components of salary, incentive compensation and perquisites. In addition, the Committee treats the tax deductibility of executive compensation as an important factor in its decision-making, since the deductibility may affect the required REIT distributions.

     A competitive salary structure is the most fundamental component of executive compensation used by the Compensation Committee to assist in attracting and retaining qualified executives. Salaries for the executive officers for 2003 were established based on these fundamentals.

     The Company maintains an incentive compensation plan which provides for the payment of bonuses to the executive officers based upon the achievement of specified increases in the Company's Funds from Operations per Common Share and other performance criteria and upon such participant's base compensation as shown for the named executive officers in the Summary Compensation Table, for the year in which the increase occurred. The bonuses may be paid in cash, restricted stock or a combination of cash and restricted stock. The application of these criteria resulted in the bonuses reflected in the Summary Compensation Table. In March 2004, restricted stock was granted as a bonus to management based upon their performance during the Company's 2003 fiscal year.

     Perquisites, which include an automobile allowance and reimbursement of miscellaneous expenses, do not relate directly to the Company's performance. Instead, these relatively inexpensive components of executive compensation are primarily viewed as necessary to keep compensation levels competitive and to assist in attracting and retaining qualified executives.

     In 2003, no stock options or restricted stock were granted to executive officers. However, in March 2004, restricted stock was granted as a bonus to the Company's executive officers based upon their performance during the Company's 2003 fiscal year.

     The Compensation Committee's approach to establish Mr. Attea's compensation does not differ from the approach to establish all executive compensation and is in keeping with the policies previously stated. The Board of Directors did not modify or reject any action or recommendation by the Compensation Committee in any material way.

                                          Compensation Committee

                                          MICHAEL A. ELIA, CHAIR
                                          JOHN E. BURNS
                                          ANTHONY P. GAMMIE

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                              ANNUAL            COMPENSATION AWARDS
                                           COMPENSATION       ------------------------
                                         -----------------    RESTRICTED    SECURITIES         ALL
                                           BASE                 STOCK       UNDERLYING        OTHER
                               FISCAL     SALARY     BONUS      AWARD        OPTIONS      COMPENSATIONS
NAME AND PRINCIPAL POSITION     YEAR       ($)        ($)       ($)(1)         (#)           ($)(2)
---------------------------    ------    --------    -----    ----------    ----------    -------------
Robert J. Attea..............   2003     $324,450     $0       $130,189            0         $3,715
Chairman of the Board and       2002     $309,000     $0       $198,002            0         $1,938
Chief Executive Officer         2001     $292,000     $0       $689,270       20,000         $2,262

Kenneth F. Myszka............   2003     $315,798     $0       $126,399            0         $3,715
President and Chief             2002     $300,760     $0       $193,761            0         $1,938
Operating Officer               2001     $292,000     $0       $581,270       40,000         $2,262

David L. Rogers..............   2003     $315,798     $0       $126,399            0         $3,715
Chief Financial Officer         2002     $300,760     $0       $193,761            0         $1,938
and Secretary                   2001     $292,000     $0       $581,270       40,000         $2,262

---------------

(1) The amounts shown represent the value of restricted stock issued to the named executive officers pursuant to the Company's 1995 Award and Option Plan as follows: March 18, 2004 -- 3,295, 3,202, and 3,202 shares to Messrs. Attea, Myszka and Rogers, respectively; August 5, 2002 -- 6,256, 6,122, and 6,122 shares to Messrs. Attea, Myszka and Rogers, respectively; December 20, 2001 -- 6,055 shares to each of Messrs. Attea, Myszka and Rogers; and February 9, 2001 -- 23,400, 18,400 and 18,400 shares to Messrs. Attea, Myszka and Rogers, respectively. The restricted shares issued on March 18, 2004 vest at the rate of 20% per year beginning on the foregoing dates and dividends are paid on the shares. As of December 31, 2003, the number and fair market value of all shares of restricted stock held by the named executive officers were as follows: Mr. Attea -- 46,488 shares, $1,727,029; Mr. Myszka -- 41,354 shares, $1,536,301; and Mr. Rogers -- 41,354 shares, $1,536,301.

(2) Represents employer matching contributions under the Company's 401(k) Plan.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2003
                           AND FISCAL YEAR-END VALUES

     The following table summarizes stock options exercised by the named executive officers during 2003 and the total number of options held by each listed individual as of December 31, 2003.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES                       OPTIONS AT YEAR-END (#)      OPTIONS AT YEAR-END($)(1)
                         ACQUIRED ON      VALUE       ---------------------------   ---------------------------
NAME                      EXERCISE     REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   ------------   -----------   -------------   -----------   -------------
Robert J. Attea........    50,795        $357,736       18,055         10,000        $170,845       $155,500
Kenneth F. Myszka......    60,795        $454,124       18,055         20,000        $170,845       $311,000
David L. Rogers........    60,795        $454,124       18,055         20,000        $170,845       $311,000

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no options granted under the Sovran Self Storage, Inc. 1995 Award and Option Plan (the "1995 Award Plan") during 2003 to the named executive officers.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information as of December 31, 2003, with respect to equity compensation plans under which shares of Common Stock may be issued.

                                                                        WEIGHTED
                                                                         AVERAGE
                                          NUMBER OF SECURITIES TO   EXERCISE PRICE OF
                                          BE ISSUED UPON EXERCISE      OUTSTANDING
                                          OF OUTSTANDING OPTIONS,       OPTIONS,         NUMBER OF SECURITIES
                                            WARRANTS AND RIGHTS         WARRANTS          REMAINING AVAILABLE
PLAN CATEGORY                                       (#)              AND RIGHTS ($)     FOR FUTURE ISSUANCE (#)
-------------                             -----------------------   -----------------   -----------------------
Equity compensation plans approved by
  shareholders:
  1995 Award and Option Plan............          368,165                $24.32                 355,658
  1995 Outside Directors' Stock Option
     Plan...............................           75,500                $26.58                  48,500
  Deferred Compensation Plan for
     Directors (1)......................           16,168                   N/A                   3,832
Equity compensation plans not approved
  by shareholders:......................              N/A                   N/A                     N/A

---------------

(1) Under the Deferred Compensation Plan for Directors, non-employee Directors may defer all or part of their Directors' fees that are otherwise payable in cash. Directors' fees that are deferred under the Plan will be credited to each Director's account under the Plan in the form of Units. The number of Units credited is determined by dividing the amount of Directors' fees deferred by the closing price of Common Stock on the New York Stock Exchange on the day immediately preceding the day upon which Directors' fees otherwise would be paid by the Company. A Director is credited with additional Units for dividends on the shares of Common Stock represented by Units in such Director' Account. A Director may elect to receive the shares in a lump sum on a date specified by the Director or in quarterly or annual installments over a specified period and commencing on a specified date.

                             EMPLOYMENT AGREEMENTS

     In 1995, the Company entered into employment agreements with Messrs. Attea, Myszka and Rogers that require each of them to devote their full business time to the Company. Each employment agreement has a three-year term with an automatic extension each year for an additional year. The employment agreements provide for certain severance payments in the event of the executive's death or disability, his termination without cause or his resignation with good reason. Each employment agreement prohibits the executive, during employment and during the two-year period following termination of employment, from engaging in the self-storage business.

                              CERTAIN TRANSACTIONS

     The Company is a party to two joint ventures, one of which was formed in 2000 and the other in 2001, pursuant to which the Company and its respective joint venture partners each contributed self-storage facilities. In late 2001 and early 2002, the joint ventures engaged in financing transactions with institutional lenders. To address certain requirements imposed by the lenders, the Company transferred certain management functions of each joint venture, and made a contribution of 2% of its interest in the joint venture, to a newly formed corporation (each, a "Manager") in which the Company received a 49% interest; however, the Company continues to manage the day-to-day operations of the storage facilities. In return for its contribution to each Manager, the Company received consideration having a value determined by it to be equal to the value of its contribution. In connection with the financing transactions, Frederick G. Attea (brother of the Company's Chief Executive Officer) and two unrelated individuals purchased interests in the Managers. Mr. Attea acquired a 19% interest in each Manager for $76,300 in the aggregate, which was at a per-share price equal to the consideration paid by the other investors, including the Company. Mr. Attea also acquired a minority interest in the Locke Group LLC, which owns an indirect minority interest in each joint venture. The joint ventures paid $892,000 in management fees to the Company in 2003.

     Frederick G. Attea is a partner of the law firm of Phillips Lytle LLP, which has represented and is currently representing the Company.

     The Company has a Facilities Services Agreement with several businesses owned by Mr. Lannon whereby such businesses pay for the use of certain common facilities in the Company's offices negotiated by the parties at arms-length. Charges under the Facilities Services Agreement are periodically reviewed by the Audit Committee of the Company's Board of Directors.

     During 2003, the Company employed the brother-in-law of its Chief Executive Officer as its Vice President of Sales and Marketing, the brother of its President as its Vice President of Joint Ventures, and the brother of its Chief Financial Officer as its Vice President of Truck Operations. The average annual salary and bonus paid to these three individuals was $76,500 during 2003.

CORPORATE PERFORMANCE GRAPH

     The following chart and line-graph presentation compares (i) the Company's shareholder return on an indexed basis since December 31, 1998 with (ii) the S&P Stock Index and (iii) the National Association of Real Estate Investment Trusts Equity Index.

                               PERFORMANCE GRAPH

                                  [LINE GRAPH]

                      CUMULATIVE TOTAL SHAREHOLDER RETURN
                           SOVRAN SELF STORAGE, INC.
                     DECEMBER 31, 1998 -- DECEMBER 31, 2003

----------------------------------------------------------------------------------------------------------------
                          Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                            1998           1999           2000           2001           2002           2003
----------------------------------------------------------------------------------------------------------------
 S&P                       100.00         121.04         110.01          96.94          75.51          97.17
----------------------------------------------------------------------------------------------------------------
 NAREIT                    100.00          95.38         120.53         137.32         142.56         195.49
----------------------------------------------------------------------------------------------------------------
 SSS                       100.00          81.34          97.43         167.85         164.92         230.06
----------------------------------------------------------------------------------------------------------------

     The foregoing item assumes $100.00 invested on December 31, 1998, with dividends reinvested.

         2. AMENDMENT TO THE 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has approved, subject to Shareholder approval, an amendment (the "Amendment") to the Company's 1995 Outside Directors' Stock Option Plan, as amended (the "Directors' Plan") to (a) provide for the automatic annual grant to each Outside Director of a number of shares of restricted stock equal to the annual fee paid to such Outside Director multiplied by 0.8 and divided by the fair market value of a share of Common Stock on the date of grant, in addition to stock options, (b) reduce the size of the automatic annual grant of stock options from options to purchase 3,500 shares of Common Stock to options to purchase 2,000 shares of Common Stock, and (c) change the end of the exercise period for future options granted under the Directors' Plan from the earlier of (i) the tenth anniversary of the date of the option's grant, or (ii) the date on which the outside Director to whom such option was granted ceases to serve as a director of the Company to later of (i) the tenth anniversary of the date of the option's grant, or (ii) one year following the date on which the Outside Director to whom such option was granted ceases to serve as a director of the Company. Furthermore, the Amendment would provide that, in the event of an Outside Director's death during the exercise term of any option, the personal representative of the Outside Director may exercise any outstanding options held by such outside Director not previously exercised during the one-year period following the Outside Director's death. These proposed amendments to the Directors' Plan were developed in consultation with a compensation consultant.

     Under the Directors' Plan, adopted by Shareholders in 1995, the maximum number of shares of Common Stock that may be issued under the Directors' Plan was 50,000, subject to equitable adjustment. The Directors' Plan was amended with the approval of Shareholders in 1999 to (i) increase the number of shares of Common Stock authorized to be issued under the Directors' Plan from 50,000 to 100,000, and (ii) to increase the number of shares of Common Stock covered by initial and annual grants to be made under the Directors' Plan from 2,500 to 3,000. The Directors' Plan was further amended with the approval of Shareholders in 2003 to (i) provide for an increase in the number of shares of Common Stock authorized to be issued under the Directors' Plan from 100,000 to 150,000, and
(ii) to increase the number of shares of Common Stock covered by initial and annual grants to be made under the Directors' Plan from 3,000 to 3,500.

     The purpose of the Directors' Plan is to promote the long-term financial success of the Company and thereby increase Shareholder value by enabling the Company to attract and retain outstanding Outside Directors whose judgment, interest and special efforts are essential to the conduct of the Company's operations. The proposed amendments to the Directors' Plan, which, if approved by Shareholders, would result in a reduction in the size of the annual option grant to Outside Directors and the addition of a restricted stock component to the annual awards to Outside Directors, was designed in consultation with a compensation consultant in an effort to update the manner in which Outside Directors are compensated consistent with evolving market practices at comparable companies. With respect to the proposed change to the exercise period of stock options granted under the Directors' Plan, the Company believes that the existing exercise period under the Plan forces outside Directors with longer tenures on the Board of Directors to exercise stock options granted under the Directors' Plan while the Outside Directors may wish to continue to hold the options. As the exercise of a stock option granted under the Directors' Plan is a taxable event to the outside Directors, the outside Directors typically sell all or part of the shares acquired upon exercise thereof in order to pay the taxes related to the exercise. Accordingly, the existing exercise period may have the effect of reducing the Outside Directors financial interest in Common Stock and, accordingly, works counter to the benefits that the Directors' Plan seeks to promote. The proposed amendment to the Directors' Plan would permit outside Directors to continue to hold options hereafter granted under the Directors' Plan without exercising them during their term of service on the Board of Directors and for one year after the end of their term of service. For these reasons, the Company proposes the amendment to exercise period provision of the Directors' Plan described above.

     The following is a summary of the principal provisions of the Directors' Plan, after giving effect to the proposed Amendment.

     Under the Directors' Plan, each Director who is not an officer or employee of the Company will be granted, effective as of the Outside Director's initial election or appointment to the Board, an option to acquire

3,500 shares of Common Stock at the fair market value of a shares of Common Stock on the date the option is granted, and will, effective as of the close of each annual shareholders' meeting thereafter, be granted an option to acquire an additional 2,000 shares of Common Stock at the fair market value of a share of Common Stock on the date of grant and a number of shares of restricted stock ("Restricted Stock") equal to the annual fee paid to such Outside Director multiplied by 0.8 and divided by the fair market value of a share of Common Stock on the date of grant. Restricted Stock granted pursuant to the Directors' Plan would vest one year following the date of grant if the Outside Director to whom such grant was made is a member of the Board of Directors as of such date; provided, however, that such Restricted Stock shall immediately vest upon any of
(i) such Outside Director's death or disability while he is serving on the Board of Directors, and (ii) a Significant Corporate Event (as defined below). A Director does not have taxable income at the time Restricted Stock is granted (unless the Outside Director elects to be taxed at that time), but does have taxable income at the time of vesting of the Restricted Stock in an amount equal the fair market value of the Restricted Stock on the date of vesting.

     The initial options for 3,500 shares of Common Stock are exercisable beginning one year from the date of grant; options awarded annually thereafter vest immediately. No options may be transferred other than by will or the laws of descent and distribution. The exercise price of options granted under the Directors' Plan may be paid in cash or, if permitted by the Board of Directors or its authorized committee, by exchanging shares of Common Stock owned by the optionee, or a combination of cash and shares. The value of shares exchanged in full or partial payment of the exercise price will be based on the fair market value of the shares at the time the option is exercised. The Company may facilitate the cashless exercise of options through customary brokerage arrangements.

     Under the Directors' Plan, options terminate and cease to be exercisable on the later of (i) the tenth anniversary of the date of the option's grant, or
(ii) one year following the date on which the Outside Director to whom such option was granted ceases to serve as a director of the Company. In the event of an outside Director's death during the exercise term of any option, the personal representative of the Outside Director may exercise any outstanding options held by such Outside Director not theretofore exercised during the one-year period following the outside Director's death.

     In the event of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the surviving corporation, or
(iii) the sale of all or substantially all of the outstanding Common Stock or assets of the Company to another entity (each, a "Significant Corporate Event"), the Directors' Plan and outstanding options will terminate unless provision is made for the assumption of outstanding options or the substitution of new options for outstanding options. In the event of such termination, any unexercised portion of outstanding options which is vested and exercisable at that time shall be exercisable for at least 15 days prior to the date of such termination.

     In the event of a stock dividend, stock split, merger, consolidation or other change in the Company's capital structure, the maximum number of shares of Common Stock available for issuance under the Directors' Plan and the number of shares of Common Stock subject to outstanding options (together with the respective exercise prices) will be appropriately adjusted.

     A Director does not have taxable income at the time options are granted, but does have taxable income at the time of exercise equal to the difference between the purchase price of the shares and the fair market value of the shares on the date of exercise. An equal amount may be claimed as a deduction by the Company.

     If a Director exercises an option by transferring shares of Company's Common Stock to the Company to pay all or part of the purchase price, the Director will not recognize gain or loss with respect to the already owned shares exchanged. The number of shares of Common Stock received upon exercise of the option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The fair market value of the additional shares received will be includible in the Director's income upon exercise and the Director's basis in such shares will equal such value. An equal amount may be claimed as a deduction by the Company.

     Only a Director who is not an officer or employee of the Company is eligible to receive option and Restricted Stock grants under the Directors' Plan. The approximate number of persons eligible to participate in the Directors' Plan is four. As of April 2, 2004, the per share closing sale price of Common Stock, as reported by the New York Stock Exchange, was $42.20. If all of the nominees for election to the Board are elected and the Amendment is approved by Shareholders, the option and Restricted Stock grants in 2004 under the Directors' Plan will be as set forth below.

                               NEW PLAN BENEFITS

              1995 OUTSIDE DIRECTORS STOCK OPTION PLAN, AS AMENDED

                                        NUMBER OF SHARES
                                        OF COMMON STOCK         NUMBER OF SHARES      DOLLAR VALUE
          DIRECTOR NAME             UNDERLYING OPTION GRANTS   OF RESTRICTED STOCK   OF GRANT (1)(2)
          -------------             ------------------------   -------------------   ---------------
John E. Burns.....................           2,000                     (2)               $24,420
Michael A. Elia...................           2,000                     (2)               $24,420
Anthony P. Gammie.................           2,000                     (2)               $24,420
Charles E. Lannon.................           2,000                     (2)               $24,420
Non-Employee Directors as a
  Group...........................           8,000                     (2)               $97,680

---------------

(1) Using the Black-Scholes option valuation model, the Company estimates that the fair value of options that will be granted under the Directors' Plan in 2004 will be $2.21 per share of Common Stock covered by the option. This estimate was arrived at by using the following weighted average assumptions: risk-free interest rate of 3.5%, dividend yield of 7%, and volatility factor of the expected market price of the shares of Common Stock of .19. The Black-Scholes model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, The Black-Scholes model requires the input of highly subjective assumptions, including the expected stock price volatility. Because the stock options granted under the Directors' Plan have characteristics that are significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, the Company cannot assure you that the Black-Scholes model provides a reliable measure of the fair value of the options granted under the Directors' Plan.

(2) The annual fee paid to each Outside Director in 2004 will be $25,000. The number of shares of Restricted Stock granted to each Outside Director cannot be determined as it will be equal to $25,000 multiplied by 0.8 (or $20,000) divided by the fair market value of a share of Common Stock on the date of grant. Accordingly, the value of the Restricted Stock granted to each Outside Director, if the amendments to the Directors' Plan are approved by Shareholders, would be $20,000.

     Approval of the Amendment requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting, provided that a majority of the outstanding shares of Common Stock vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN.

               3. AMENDMENT TO THE DEFERRED COMPENSATION PLAN FOR
                     DIRECTORS OF SOVRAN SELF STORAGE, INC.

     The Board of Directors has adopted a resolution recommending that Shareholders consider and approve a proposal to amend the Deferred Compensation Plan for Directors of Sovran Self Storage, Inc. (the "Deferred Compensation Plan") in order to increase the number of shares available for issuance under the Deferred Compensation Plan from 20,000 to 45,000 shares of Common Stock.

     The Deferred Compensation Plan is intended to provide non-employee Directors the opportunity to defer the receipt of their annual retainer fees and fees for attendance at meetings of the Board of Directors and its committees and to receive those deferred fees in the form of shares of Common Stock. All non-employee

Directors (currently, four persons) will be eligible to participate in the Deferred Compensation Plan. The maximum number of shares that may be issued under the Plan currently is 20,000, subject to adjustment to reflect certain changes in capitalization, such as stock splits, stock dividends or recapitalizations. The full text of the Deferred Compensation Plan, as it is proposed to be amended, is included as an appendix to this Proxy Statement, and the following description of the material terms of the Deferred Compensation Plan is qualified in its entirety by reference to the full text of the Deferred Compensation Plan.

     The Deferred Compensation Plan permits non-employee Directors to defer to a later year receipt of all or a portion of their annual retainer and meeting fees ("Compensation") that otherwise would be includible in income for tax purposes in the year in which it would have been paid. Under current tax laws, no income will be recognized by a Director at the time of deferral. Upon payment, a Director will recognize ordinary income in an amount equal to the sum of the fair market value of the shares of Common Stock received and the cash received for any fractional share. The Company will be entitled to a deduction equal to the income recognized by the Director.

     Under the Deferred Compensation Plan, non-employee Directors may defer all or part of their Compensation otherwise payable in cash. Compensation which is deferred will be credited to each Director's account under the Deferred Compensation Plan ("Account") in the form of Units. The number of Units credited will be determined by dividing the amount of Compensation deferred by the closing price of Common Stock on the New York Stock Exchange (the "Stock Price") on the immediately preceding day. When cash dividends are paid on Common Stock the Director's Account will be credited with a number of Units determined by multiplying the number of Units in the Account on the dividend record date by the per-share dividend amount and then dividing the product by the Stock Price on the dividend record date. In the case of stock dividends, the Director's Account will be credited with a number of Units determined by multiplying the number of Units in the Account by the stock dividend declared.

     All amounts credited to a Director's Account will be paid to the Director in the form of shares of Common Stock, the number of which shares will equal the number of Units credited to the Director's Account. A Director may elect to receive the shares in a lump sum on a date specified by the Director or in quarterly or annual installments over a specified period and commencing on a specified date. If a Director makes no election, shares will be distributed in a lump sum within ten days of the cessation of the Director's services as a Director. In the event of a Director's Disability (as defined in the Deferred Compensation Plan) or death, all amounts credited to the Director's Account as of the date of disability or death will be paid promptly in a lump sum to the Director or to the beneficiary designated by the Director, or if none, to the Director's estate.

     If a Change In Control (as defined in the Deferred Compensation Plan) occurs and a Director ceases to be a Director within two years thereafter, then all amounts credited to the Director's Account as of such date of termination will be paid promptly in a lump sum.

     The Deferred Compensation Plan permits a Director, with the approval of the Board of Directors, to withdraw, in the form of shares, amounts credited to the Director's Account in the case of financial hardship in the nature of an emergency. However, the amount withdrawn cannot exceed the amount reasonably necessary to meet the financial hardship.

     The Deferred Compensation Plan may be amended or terminated at any time by the Board of Directors, but no amendment or termination shall affect amounts previously credited to a Director's Account.

     Only a Director who is not an officer or employee of the Company is eligible to participate in the Deferred Compensation Plan. The approximate number of persons eligible to participate in the Deferred Compensation Plan is four. As of April 2, 2004, the per share closing sale price of Common Stock, as reported by the New York Stock Exchange, was $42.20. Because the aggregate benefits under the Deferred Compensation Plan are dependent upon the number of outside Directors who elect to participate in the Deferred Compensation Plan, the portion of their Compensation that participating Directors elect to defer and the market price of Common Stock when deferred Compensation and dividends are credited to their Accounts, it is not possible to predict what benefits will be received under the Deferred Compensation Plan. The number of Units credited to

Directors' Accounts in respect of deferral of Compensation for 2003 under the Deferred Compensation Plan was as set forth below.

                               NEW PLAN BENEFITS

              DEFERRED COMPENSATION PLAN FOR DIRECTORS, AS AMENDED

                                                              NUMBER OF   DOLLAR VALUE
DIRECTOR NAME                                                   UNITS     OF GRANT (1)
-------------                                                 ---------   ------------
John E. Burns...............................................    961.18         $0
Michael A. Elia.............................................    961.18         $0
Anthony P. Gammie...........................................    866.94         $0
Charles E. Lannon...........................................    678.48         $0
                                                              --------         --
Non-Employee Directors as a Group...........................  3,467.78         $0

---------------

(1) As the amount of Compensation earned by a Director, and which the Director elects to defer pursuant to the Deferred Compensation Plan, is converted at into Units under the Deferred Compensation Plan determined by dividing the amount of such Compensation by the Stock Price on the immediately preceding day, the grant of Units to each Director is an exchange of Compensation (that is otherwise immediately payable in cash) for Units at the market price. Accordingly, although the Units granted have a value, the Company cancels an obligation to the Directors having an equal value, so the grant of Units involves no incremental outlay by the Company.

     Approval of the Deferred Compensation Plan requires the affirmative vote of a majority of the shares of Company's Common Stock present and entitled to vote at the Annual Meeting, provided that a majority of the outstanding shares of Common Stock vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE DEFERRED COMPENSATION PLAN FOR DIRECTORS.

                   4. APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the Shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent accountants to audit the financial statements of the Company for the current fiscal year. Fees billed to the Company for fiscal years 2003 and 2002 by Ernst & Young LLP were as follows:

                                                               2003      2002
                                                              -------   -------
Audit Fees..................................................  $68,000   $88,300
Audit-Related Fees..........................................  $15,260   $ 5,500
Tax Fees....................................................  $77,390   $74,260
All Other Fees..............................................  $     0   $     0

The audit fees in 2002 include services related to the Company's issuance of Series C Preferred Stock. The audit-related fees in 2003 include the audit of the Company's 401(k) plan and consultations regarding various requirements of the Sarbanes-Oxley Act of 2002.

     The Audit Committee has adopted a policy that requires advance approval of the Audit Committee for all audit, audit-related, tax services, and other services to be provided by the independent auditor to the Company. The Audit Committee has delegated to its Chairman authority to approve permitted services, provided that the Chairman reports any decisions to the Audit Committee at its next scheduled meeting.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

CORPORATE GOVERNANCE

     Corporate Governance Guidelines. The Board of Directors adopted Corporate Governance Principles to reflect recent changes in NYSE listing standards. These principles require that a majority of directors on the Board of Directors meet the criteria for independence defined by the NYSE. The Company already met this independence standard, and the new rules did not necessitate changes to the Board of Directors membership. From time to time, the Board of Directors may revise the Corporate Governance Principles in response to changing regulatory requirements, evolving best practices and the concerns of the Company's shareholders and other constituencies. The Corporate Governance Guidelines are published on the Company's web site at www.sovranss.com.

     Code of Ethics and Code of Ethics for Senior Financial Officers. All of the Company's employees, including the Company's Chief Executive Officer and other senior executives, are required to comply with the Company's Code of Ethics to help ensure that the Company's business is conducted in accordance with the highest standards of moral and ethical behavior. The Board of Directors recently adopted a Code of Ethics for Senior Financial Officers applicable to the Company's principal executive officer, principal financial officer and principal accounting officer and controller, each of whom is bound by the provisions set forth in the Code of Ethics relating to ethical conduct, conflicts of interest and compliance with the law. The Code of Ethics and Code of Ethics for Senior Financial Officers are published on the Company's web site at www.sovranss.com.

     Complaint Procedure; Communications with Directors. The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. Any employee of the Company may report concerns regarding these matters in the manner specified in the Company's Employee Complaint Procedures for Accounting and Auditing Matters, which is published on the Company's web site at www.sovranss.com.

     The Board of Directors has also established a process for shareholders to send communications to the independent directors serving on the Board of Directors. Shareholders may communicate with the Board of Directors by calling
(716) 633-1850 ext. 116 or by writing to Company's Secretary. Communications sent to the Company addressed to the Board of Directors by these methods will be screened by the Secretary for appropriateness before either forwarding or notifying the independent director of receipt of a communication.

PROPOSALS OF SHAREHOLDERS FOR THE 2005 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders, Shareholder proposals must be received by the Secretary of the Company, 6467 Main Street, Buffalo, New York 14221, no later than December 9, 2004.

     The Company's By-Laws set forth the procedure to be followed by a Shareholder who wishes to recommend one or more persons for nomination to the Board of Directors or present a proposal at an Annual Meeting (other than a proposal submitted for inclusion in the Company's proxy materials). Only a Shareholder of record entitled to vote at an Annual Meeting may present a proposal and must give timely written notice thereof to the Secretary of the Company at the address noted above. Generally, such notice must be received by the Company not less than 75 days nor more than 180 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if such meeting is called for a date more than seven days prior to the anniversary date, then the notice must be received not later than the close of business on (i) the 20th day following the earlier of (a) the date on which notice of the date of the meeting was mailed to Shareholders or (b) the date on which the date of such meeting was publicly disclosed, or (ii) if the date of notice or public disclosure occurs more than 75 days prior to the scheduled date of the meeting, then the later of (a) the 20th day following the first to occur of such notice or public disclosure or (b) the 75th day prior to the scheduled date of the meeting.

OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a Shareholders' vote does properly come before the meeting, the Proxies will vote thereon according to their best judgment in the interest of the Company.

                                          By Order of the Board of Directors,

                                          DAVID L. ROGERS
                                          Secretary

April 8, 2004

                                                                         ANNEX A

                           SOVRAN SELF STORAGE, INC.

                            AUDIT COMMITTEE CHARTER

     I. Organization.

     This charter governs the operations of the audit committee (the "Committee") of the Board (the "Board") of Sovran Self Storage, Inc. ("Sovran"). The Committee shall review and reassess this charter at least annually and obtain the approval of the Board. The Committee shall be members of, and appointed by, the Board and shall comprise at least three directors, each of whom are independent of management and Sovran. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from Sovran and are not an affiliated person of Sovran or its subsidiaries, and meet the independence requirements of the New York Stock Exchange. All Committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," as defined by regulations of the Securities and Exchange Commission (the "SEC").

     II. Purpose.

     The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the following matters: the integrity of Sovran's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of Sovran's internal audit function and independent auditors; the independent auditor's qualifications and independence; and Sovran's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of Sovran.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of Sovran and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

     III. Duties and Responsibilities.

     The primary responsibility of the Committee is to oversee Sovran's financial reporting process on behalf of the board and report the results of their activities to the board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that Sovran's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of Sovran's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by Sovran. The independent auditors are responsible for auditing Sovran's financial statements and for reviewing Sovran's unaudited interim financial statements.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     The Committee shall be directly responsible for the appointment, retention, and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the audit committee. The Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the audit committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     At least annually, the Committee shall obtain and review a report by the independent auditors describing the following:

     - The firm's internal quality control procedures;

     - Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

     - All relationships between the independent auditor and Sovran (to assess the auditor's independence).

     In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

     The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including Sovran's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Sovran's Code of Conduct).

     The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     The Committee shall receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of Sovran, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

     The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of Sovran's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in Sovran's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     The Committee also prepares its report to be included in Sovran's annual proxy statement, as required by SEC regulations.

     The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                           SOVRAN SELF STORAGE, INC.
                   1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                                   SECTION 1.

                                    PURPOSE

     1.1 The purpose of the "SOVRAN SELF STORAGE, INC. 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN" (the "Plan") is to foster and promote the long-term financial success of the Company and materially increase stockholder value by enabling the Company to attract and retain the services of outstanding Outside Directors (as defined herein) whose judgment, interest, and special effort is essential to the successful conduct of its operations.

                                   SECTION 2.

                                  DEFINITIONS

     2.1 "Annual Award" means an Option for 2,000 shares of Stock and a number of shares of Restricted Stock equal to the base annual fee paid by the Company to each Outside Director multiplied by 0.8 and divided by the Fair Market Value on the date of the Annual Award.

     2.2 "Awards" means Annual Awards and Initial Awards.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Company" means Sovran Self Storage, Inc., a Maryland corporation, and any successor thereto.

     2.5 "Disability" means total disability, which if the Outside Director were an employee of the Company, would be treated as a total disability under the terms of the Company's long-term disability plan for employees, as in effect from time to time.

     2.6 "Fair Market Value" on any date means the average of the high and low sales prices of a share of Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities (or, if the Stock is not then listed on the New York Stock Exchange ("NYSE"), the principal public trading market for such shares) for that date (or if no shares of Stock were traded on the NYSE or such other principal public trading market on that date, the next preceding date that shares of Stock were so traded) published in the Midwest Edition of The Wall Street Journal; provided, however, that if no shares of Stock have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Stock shall be determined by the Board or its authorized Committee in such manner as it may deem appropriate.

     2.7 "Initial Award" means an Option for 3,500 shares of Stock.

     2.8 "Option" means the right to purchase Stock at a stated price for a specified period of time. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code, as amended.

     2.9 "Outside Director" means each person who, on the date of an Initial Award or as of the close of the day on which an Annual Award is granted, is a director of the Company and who, as of such day, is not otherwise an officer or employee of the Company or any of its subsidiaries.

     2.10 "Restricted Stock" means Stock granted to an Outside Director pursuant to an Annual Award under the Plan.

     2.10 "Stock" means the common stock of the Company, $.01 par value per share.

                                   SECTION 3.

                         ELIGIBILITY AND PARTICIPATION

     Each Outside Director shall participate in the Plan.

                                   SECTION 4.

                             STOCK SUBJECT TO PLAN

     4.1 Number. The total number of shares of Stock subject to Awards under the Plan may not exceed 150,000 shares, subject to adjustment pursuant to Section
4.3. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

     4.2 Canceled or Terminated Awards. Any shares of Stock subject to an Option or a grant of Restricted Stock that for any reason is canceled or terminated without the issuance of Stock or does not vest shall again be available for Awards under the Plan. Any shares of Restricted Stock granted pursuant to an Annual Award under this Plan that do not vest shall be automatically cancelled and shall again be available for Awards under the Plan.

     4.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change in which the Company survives the transaction, the aggregate number of shares of Stock available for issuance hereunder or subject to Options and the respective exercise prices of outstanding Options shall be appropriately adjusted by the Board or its authorized Committee, whose determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.

                                   SECTION 5.

                       STOCK OPTIONS AND RESTRICTED STOCK

     5.1 Grant of Options and Restricted Stock.

          (a) Initial Awards. Effective on the later of the date of the completion of the initial public offering of shares of Stock or the date the Outside Director is first elected or appointed to the Board, each Outside Director who has not previously been granted an Initial Award shall be granted an Initial Award.

          (b) Annual Awards. Thereafter, effective as of the close of each annual meeting of the stockholders of the Company, each Outside Director shall be granted an Annual Award.

          (c) Option Agreement; Restricted Stock Agreement. Each Option shall be evidenced by an Option agreement that shall specify the exercise price, the term of the Option, the number of shares of Stock to which the Option pertains and such other matters, not inconsistent herewith, as the Committee deems necessary or appropriate. Each grant of Restricted Stock shall be evidenced by an Restricted Stock agreement that shall specify the number of shares of Restricted Stock to which the grant pertains and such other matters, not inconsistent herewith, as the Committee deems necessary or appropriate.

          (d) Limitations. All grants of Options and Restricted Stock under the Plan shall be subject to the availability of shares hereunder, and no Option or Restricted Stock shall be granted under the Plan to the extent necessary to prevent Outside Directors serving as the administrators of any of the Company's other stock option or employee benefit plans from failing to qualify as "disinterested persons" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

     5.2 Option Price. Each Option granted pursuant to the Plan shall have an exercise price equal to the Fair Market Value of a share of Stock on the date the Option is granted.

     5.3 Vesting and Exercise of Options; Vesting of Restricted Stock.

          (a) Initial Awards. Options granted pursuant to an Initial Award under this Plan shall vest and become exercisable on the first anniversary of the date of grant.

          (b) Annual Awards. Options granted pursuant to an Annual Award under this Plan shall be immediately vested and exercisable on the date of grant. Restricted Stock granted pursuant to an Annual Award under this Plan shall vest one year following the date of grant if the Outside Director to whom such grant was made is a member of the Board as of such date; provided, however, that such Restricted Stock shall immediately vest upon any of (i) such Outside Director's death or disability while he is serving on the Board, and (ii) a Significant Corporate Event.

          (c) Exercise Period. Options hereafter granted under the Plan shall terminate and cease to be exercisable on the later of (i) the tenth anniversary of the date of the Option's grant, or (ii) one year following the date on which the Outside Director to whom such Option was granted ceases to serve as a director of the Company. In the event of an Outside Director's death during the exercise period of any Option, the personal representative of the Outside Director may exercise any outstanding Options held by such Outside Director not theretofore exercised during the one-year period following such Outside Director's death.

     5.4 Services as an Employee. Notwithstanding any other provision of the Plan, if an Outside Director becomes an employee of the Company or any of its subsidiaries (a "Former Outside Director"), the Former Outside Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive Annual Awards while an employee or for one full year thereafter. If during this period of ineligibility the Former Outside Director ceases to be an employee, the provisions of Section 5.3(c) shall continue to be applicable.

     5.5 Exercise. Options may be exercised, in whole or in part and only to the extent then exercisable, by giving written notice of exercise to the Company accompanied by full payment of the Option price by one or more of the following methods of payment:

          (a) In cash, by certified or bank check or other instrument acceptable to the Board or its authorized committee;

          (b) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board or its authorized committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the date of exercise; or

          (c) By the Outside Director delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option price; provided that in the event the Outside Director chooses to pay the Option price as so provided, the Outside Director and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

                                   SECTION 6.

                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     The Plan shall be administered in accordance with Rule 16b-3 by the Board or an authorized committee thereof (in which case all references to the Board shall refer to such committee while such committee administers this Plan), which shall make any determination under or interpretation of any provision of the Plan and any Option or Restricted Stock grant. Any of the foregoing actions taken by the Board shall be final and conclusive. The Board may terminate or suspend the Plan, and may amend and make such changes in and additions to the Plan (and, with the consent of the applicable Outside Director, any outstanding Option or Restricted Stock grant) as it may deem proper and in the best interest of the Company; provided, however, that no such action shall adversely affect or impair any Options or Restricted Stock theretofore granted under the Plan without the consent of the applicable Outside Director; and provided further, however, that no amendment (i) increasing the maximum number of shares of Stock which may be issued under the Plan, except as provided in Section 4.3, (ii) extending the term of the Plan or any Option, (iii) changing the requirements as to eligibility for participation in the Plan, or (iv) otherwise requiring approval of stockholders under Rule 16b-3, shall be adopted without the approval of stockholders. Notwithstanding anything to the contrary herein, the Plan shall not be amended more than once in every six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                   SECTION 7.

                         EFFECT OF CERTAIN TRANSACTIONS

     In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the surviving corporation, or (c) the sale of all or substantially all of the outstanding Stock or assets of the Company to another entity (each such event, a "Significant Corporate Event"), the Plan and Options issued hereunder shall terminate on the effective date of such dissolution, liquidation, merger, reorganization, consolidation or sale, unless provision is made in such transaction for the assumption of Options theretofore granted under the Plan or the substitution for such Options of a new stock option of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, such as provided in Section 4.3 of the Plan. In the event of any transaction which will trigger such termination, the Company shall give written notice thereof to the Outside Directors at least twenty days prior to the effective date of such transaction or the record date on which stockholders of the Company entitled to participate in such transaction shall be determined, whichever comes first. In the event of such termination, any unexercised portion of outstanding Options, which is vested and exercisable at that time, shall be exercisable for at least 15 days prior to the date of such termination; provided, however, that in no event shall any Option be exercisable after the applicable expiration date for the Option.

                                   SECTION 8.

                            MISCELLANEOUS PROVISIONS

     8.1 Nontransferability of Awards. No Options may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Options granted to an Outside Director shall be exercisable during his lifetime only by him.

     8.2 Rights As A Stockholder. An Outside Director or a transferee of an Option shall not have any rights as a stockholder with respect to any shares of Stock issuable upon exercise of an Option until the date of the receipt of payment by the Company. No adjustments pursuant to Section 4.3 shall be made as to any Option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is after such date.

     8.3 No Guarantee of Membership. Nothing in the Plan shall confer upon an Outside Director the right to remain a member of the Board.

     8.4 Requirements of Law. The granting and issuance of Restricted Stock, the granting of Options and the issuance of shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental or self-regulatory or other agencies as may be required.

     8.5 Term of Plan. The Plan shall be effective upon its approval by the stockholders of the Company. The Plan shall continue in effect, unless sooner terminated or suspended pursuant to Section 6, until the tenth anniversary of the date on which it is approved by the stockholders of the Company, so long as the total number of shares of Stock purchased or granted under the Plan or subject to outstanding Options does not exceed the number of shares of Stock specified in Section 4.1, subject to adjustment pursuant to Section 4.3. Notwithstanding the foregoing, each Option granted under the Plan shall remain in effect until such Option has been exercised or has terminated in accordance with its terms and the terms of the Plan.

     8.6 Separability. In case any provision of the Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.7 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

     1. Purpose and Eligibility

     Sovran Self Storage, Inc. (the "Corporation") hereby establishes the Deferred Compensation Plan for Directors (the "Plan") the purpose of which is to provide Directors of the Corporation who are not employees of the Corporation the opportunity to defer to a future date the receipt of their annual retainer fees and fees for attendance at Board and Committee meetings ("Compensation"). Nothing contained in this Plan shall be deemed to constitute an employment contract or agreement between the Directors and the Corporation.

     2. Election

     A Director may at any time elect to defer receipt of all or a portion of Compensation not yet earned. For 1999, an election shall be made by May 25, 1999. For new Directors, an election for the first year of service shall be made within fifteen (15) days of becoming a Director. For each subsequent year, an election must be made prior to the start of the year for which the election is to be applicable. Such election shall be in writing, shall specify the method of payment of deferred amounts in accordance with Paragraph 5, and shall continue until amended or terminated by written notice delivered to the Corporation. Such notice of amendment or termination shall not affect previously deferred Compensation.

     3. Shares Subject to Plan

     (a) Subject to adjustment as provided in subparagraph (b), the number of shares of the Corporation's common stock (the "Stock") reserved for issuance pursuant to Paragraph 5 of the Plan is 45,000 shares. Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) The number of shares of Stock reserved for issuance under the Plan shall be appropriately adjusted to take into account any changes in the number of outstanding shares of Stock resulting from split-ups or combinations of shares or recapitalizations.

     4. Maintenance of Deferred Account

     (a) Compensation which is deferred shall be credited, in accordance with each Director's election, to his or her account ("Account") as of the date on which current payment otherwise would have been made (the "Payment Date") based on the value of the Stock; the number of Units credited from time to time to each Account shall be:

     - With Respect to Compensation Deferred: The number obtained by dividing the amount of Compensation otherwise payable on the Payment Date by 100% of the closing price of the Stock on the New York Stock Exchange (such closing price being the "Stock Price") on the immediately preceding business day;

     - With Respect to Cash Dividends: The number obtained by multiplying the number of Units in the Account by any cash dividends declared by the Corporation on the Stock and dividing the product by 100% of the Stock Price on the related dividend record date; and

     - With Respect to Stock Dividends: The number obtained by multiplying the number of Units in the Account by the stock dividend declared.

     (b) The number of Units credited to each Account shall be appropriately adjusted to take into account any changes in the number of outstanding shares of Stock resulting from split-ups or combinations of shares or recapitalizations.

     (c) The Plan is intended to constitute an "unfunded" plan for deferred compensation. The establishment of or allocation to Accounts shall not vest in any participant any right, title or interest in or to any specific assets of the Corporation nor shall the Corporation be required to purchase any Stock. However, in the event the Corporation should purchase such Stock, it shall not be required to exercise any option or right with respect to such Stock, or if it wishes to exercise any option or right under such Stock, it shall not be required to exercise such option or right in any particular manner. With respect to the Corporation's obligations under the Plan, the participant shall have no rights that are greater than those of a general creditor of the Corporation.

     (d) Within forty-five (45) days after the end of a calendar year, the Corporation shall provide each Director who is participating in the Plan with a statement listing the balance of such Director's Account as of the end of the year.

5. PAYMENT OF DEFERRED AMOUNTS

     (a) All amounts credited to an Account shall be paid to the Director in shares of Stock (other than cash in lieu of fractional shares) either:

          (i) in a lump sum on a date specified by the Director on his election form and in a number of shares equal to the number of Units then credited to the Director's Account, or

          (ii) in quarterly or annual installments over such period and commencing at such time as the Director shall have elected, on his or her election form, each installment being equal to a number of shares equal to the number of Units then credited to the Director's Account divided by the number of installments remaining to be paid; or

          (iii) in a lump sum within ten (10) business days of the termination of the Director's service as a director if the Director has not elected a different payment date on his election form and in number of shares equal to the number of Units then credited to the Director's Account.

     (b) In the event of a Director's death or Disability (as defined below), all amounts credited to his or her Account as of his or her date of death or Disability shall be paid promptly in a lump sum, in shares of Stock equal to the number of Units as of such date, to the Beneficiary designated on the Director's election form or, if none, to his estate. "Disability" means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

     (c) If a Change in Control occurs and the participant ceases to be a Director (other than by reason of death, Disability, retirement or Termination for Cause) within two years thereafter, then upon the date of any such occurrence, all amounts credited to the participant's Account as of such date shall be paid promptly in a lump sum, in shares of Stock equal to the number of Units as of such date, to the Director. A "Change in Control" shall occur if (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board of Directors of the Company may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the foregoing, the persons who were prior to the institution thereof directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; and (iii) stockholders of the Company shall approve an agreement pursuant to which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all of the assets of the Company. "Termination for Cause" means termination which is effected by reason of fraud, deceit, or other gross misconduct by the Director performed within the scope of his duties as Director.

     (d) Upon approval of the Board of Directors, a Director participating in the Plan may withdraw all or a portion of the balance of Units in such Director's Account, in shares of Stock equal to the number of Units withdrawn, in the case of financial hardship in the nature of an emergency; provided however that the amount of such withdrawal cannot exceed the amount reasonably necessary to meet the financial hardship. The Board of Directors shall have the sole discretion to determine the circumstances under which such withdrawals are permitted.

     6. Non-Assignment

     (a) No right to receive payments under this Plan shall be transferable or assignable by a Director except by will or in accordance with the laws of descent and distribution. All amounts of Compensation deferred under this Plan, all property and rights which may be purchased by the Corporation with such amounts and all income attributable to such amounts, property and rights shall remain the sole property and rights of the

Corporation (without being restricted to the provision of benefits under this Plan) subject only to the claims of the Corporation's general creditors.

     (b) No modification of the time or manner of payment under the Plan shall be authorized if and to the extent that such authorization or the making of such modification would constitute "constructive receipt" on the part of a participant of amounts credited to his or her Account under the federal income tax laws.

     7. Effective Date and Termination

     This Plan shall be effective with respect to any compensation earned by a Director on and after May 25, 1999 and may be amended or terminated at any time by resolution of the Board, but no amendment or termination shall affect amounts previously credited to a Director's Account.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           SOVRAN SELF STORAGE, INC.

                                  MAY 13, 2004

                          ------------------------------
                            PROXY VOTING INSTRUCTIONS
                          ------------------------------



MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
                 - OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437)           -----------------------------
from any touch-tone telephone and follow the instructions.          COMPANY NUMBER
Have your proxy card available when you call.                       -----------------------------
                 - OR -                                             ACCOUNT NUMBER
INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen      -----------------------------
instructions. Have your proxy card available when you access
the web page.                                                       -----------------------------


  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

--------------------------------------------------------------------------------
    THE DIRECTORS RECOMMEND A VOTE FOR ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

                                                                                                               FOR   AGAINST ABSTAIN
1. Election of Directors                           2. Approval of Amendments to the 1995 Outside Directors'    [ ]     [ ]     [ ]
                                                      Stock Option Plan.

                            NOMINEES:              3. Approval of Amendment to the Deferred Compensation Plan  [ ]     [ ]     [ ]
[ ] FOR ALL NOMINEES        O Robert J. Attea         for Directors.
                            O Kenneth F. Myszka
[ ] WITHHOLD AUTHORITY      O John E. Burns        4. Ratification of the appointment of Ernst & Young LLP as  [ ]     [ ]     [ ]
    FOR ALL NOMINEES        O Michael A. Elia         independent auditors for fiscal year 2004.
                            O Anthony P. Gammie
[ ] FOR ALL EXCEPT          O Charles E. Lannon    5. In their discretion, the proxies are authorized to vote upon any other
    (See instructions below)                          matters of business which may properly come before the meeting and any adjournment(s) thereof.

INSTRUCTION: To withhold authority to vote for      THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.
             any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the       PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
             circle next to each nominee you
             wish to withhold, as shown here: [X]   TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
--------------------------------------------------


                                                              PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]



--------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note [ ]
that changes to the registered name(s) on the
account may not be submitted via this method.
--------------------------------------------------


Signature of Shareholder ____________________ Date: _______________ Signature of Shareholder __________________ Date: ___________

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           SOVRAN SELF STORAGE, INC.

                                  MAY 13, 2004



                  Please date, sign and mail your proxy card in
                   the envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
    THE DIRECTORS RECOMMEND A VOTE FOR ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

                                                                                                               FOR   AGAINST ABSTAIN
1. Election of Directors                           2. Approval of Amendments to the 1995 Outside Directors'    [ ]     [ ]     [ ]
                                                      Stock Option Plan.

                            NOMINEES:              3. Approval of Amendment to the Deferred Compensation Plan  [ ]     [ ]     [ ]
[ ] FOR ALL NOMINEES        O Robert J. Attea         for Directors.
                            O Kenneth F. Myszka
[ ] WITHHOLD AUTHORITY      O John E. Burns        4. Ratification of the appointment of Ernst & Young LLP as  [ ]     [ ]     [ ]
    FOR ALL NOMINEES        O Michael A. Elia         independent auditors for fiscal year 2004.
                            O Anthony P. Gammie
[ ] FOR ALL EXCEPT          O Charles E. Lannon    5. In their discretion, the proxies are authorized to vote upon any other
    (See instructions below)                          matters of business which may properly come before the meeting and any adjournment(s) thereof.

INSTRUCTION: To withhold authority to vote for      THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.
             any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the       PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
             circle next to each nominee you
             wish to withhold, as shown here: [X]   TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
--------------------------------------------------


                                                              PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]



--------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note [ ]
that changes to the registered name(s) on the
account may not be submitted via this method.
--------------------------------------------------


Signature of Shareholder ____________________ Date: _______________ Signature of Shareholder __________________ Date: ___________

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                            SOVRAN SELF STORAGE, INC.
                            SOLICITED BY THE BOARD OF
        DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 13, 2004

    Robert J. Attea, Kenneth F. Myszka and David L. Rogers, and each of them with full power of substitution, are hereby appointed proxies to vote all shares (unless a lesser number is specified on the other side) of the stock of Sovran Self Storage, Inc. that are held of record by the undersigned on April 2, 2004 at the Annual Meeting of Shareholders of Sovran Self Storage, Inc., to be held at The Courtyard by Marriott, 4100 Sheridan Drive, Williamsville, New York, on May 13, 2004 at 11:00 a.m., local time, and any adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors, on each of the other matters described in the Proxy Statement and otherwise in their discretion.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

      PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         (TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------
 COMMENTS:



--------------------------------------------------------------------------------